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                                                             Exhibit 99.cert.906

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance New Jersey Limited Portfolio (the "Portfolio"), that:

  (a) the Semi-Annual Report of the Portfolio on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Portfolio for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE PORTFOLIO AND WILL BE RETAINED BY THE PORTFOLIO AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: November 18, 2003
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/s/ William J. Austin Jr.
------------------------
William J. Austin Jr.
Treasurer

Date: November 18, 2003
      -----------------


/s/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President